AMERICAN BALANCED FUND, INC.
                                    Part B
                       Statement of Additional Information
                                  MARCH 1, 1999
                           (as amended August 1, 1999)

This document is not a prospectus but should be read in conjunction with the current Prospectus of American Balanced Fund, Inc. (the fund or AMBAL) dated March 1, 1999. The Prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

                          American Balanced Fund, Inc.
                            Attention:  Secretary
                          One Market, Steuart Tower
                                P.O. Box 7650
                          San Francisco, CA  94120

Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them, and they should contact their employer for details.

                               TABLE OF CONTENTS

Item                                                                Page No.

CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES                         2
DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES           2
FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS                      6
FUND ORGANIZATION AND VOTING RIGHTS                                   8
FUND OFFICERS AND DIRECTORS                                           9
MANAGEMENT                                                            14
DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES                            16
PURCHASE OF SHARES                                                    20
SELLING SHARES                                                        26
SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES                           28
EXECUTION OF PORTFOLIO TRANSACTIONS                                   30
GENERAL INFORMATION                                                   30
INVESTMENT RESULTS AND RELATED STATISTICS                             32
FINANCIAL STATEMENTS                                               ATTACHED


                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal market conditions, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.

EQUITY SECURITIES

- The fund will invest at least 50% of the value of its assets in common stocks.

DEBT SECURITIES

- The fund will invest at least 25% of the value of its assets in debt securities generally rated Baa or better by Moody's Investors Services, Inc. or BBB or better by Standard & Poor's Corporation, or in unrated securities determined to be of equivalent quality.

SECURITIES OUTSIDE THE U.S.

- The fund may invest up to 10% of its assets in securities of issuers domiciled outside the U.S. and not included in the Standard & Poor's 500 Composite Index.

          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions. The descriptions below are intended to supplement the material in the prospectus under "Investment Objectives, Strategies and Risks."

EQUITY SECURITIES -- The fund will invest in equity securities. Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. The fund's results will be related to the overall market for these securities.

DEBT SECURITIES -- The fund will invest in debt securities. Bonds and other debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest but are purchased at a discount from their face values. The prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general their prices decline when interest rates rise and vice versa.

The fund may invest in debt securities which are rated in the top four quality categories by any national rating service (or unrated but determined to be of equivalent quality by Capital Research and Management Company) including bonds rated at least BBB by Standard & Poor's Corporation or Baa by Moody's Investors Service, Inc. Although the fund is not normally required to dispose of a security in the event that its rating is reduced below the current minimum rating required for its purchase (or it is not rated and its quality becomes equivalent to such a security), if, as a result of a downgrade or otherwise, the fund holds more than 5% of its net assets in these securities (also known as "high-yield, high-risk securities"), the fund will dispose of the excess as expeditiously as possible.

OTHER SECURITIES -- The fund may also invest in securities that have a combination of equity and debt characteristics such as non-convertible preferred stocks and convertible securities. These securities may at times resemble equity more than debt and vice versa. Non-convertible preferred stocks are similar to debt in that they have a stated dividend rate akin to the coupon of a bond or note even though they are often classified as equity securities. The prices and yields of non- convertible preferred stocks generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities.

Bonds, preferred stocks, and other securities may sometimes be converted into shares of common stock or other securities at a stated exchange ratio. These securities prior to conversion pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics their value varies in response to many factors, including the value of the underlying equity, general market and economic conditions, convertible market valuations, as well as changes in interest rates, credit spreads, and the credit quality of the issuer.

U.S. GOVERNMENT SECURITIES -- Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury.

Certain securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

PASS-THROUGH SECURITIES -- The fund may invest in various debt obligations backed by a pool of mortgages or other assets including loans on single family residences, home equity loans, mortgages on commercial buildings, credit card receivables, and leases on airplanes or other equipment. Principal and interest payments made on the underlying asset pools backing these obligations are typically passed through to investors. Pass-through securities may have either fixed or adjustable coupons. These securities include those discussed below.

"Mortgage-backed securities" are issued both by U.S. government agencies, including the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC), and by private entities. The payment of interest and principal on securities issued by U.S. government agencies is guaranteed by the full faith and credit of the U.S. government (in the case of GNMA securities) or the issuer (in the case of FNMA and FHLMC securities). However, the guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.

Mortgage-backed securities issued by private entities are structured similarly to mortgage-backed securities issued by GNMA, FNMA, and FHLMC. These securities and the underlying mortgages are not guaranteed by government agencies. In addition, these securities generally are structured with one or more types of credit enhancement. Mortgage-backed securities generally permit borrowers to prepay their underlying mortgages. Prepayments can alter the effective maturity of these instruments.

"Collateralized mortgage obligations" (CMOs) are also backed by a pool of mortgages, mortgage-backed securities or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages. Payments of principal and interest are passed-through to each bond at varying schedules resulting in bonds with different coupons, effective maturities, and sensitivities to interest rates. In fact, some CMOs may be structured in a way that when interest rates change the impact of changing prepayment rates on these securities' effective maturities is magnified.

"Commercial mortgage-backed securities" are backed by commercial property, such as hotels, office buildings, retail stores, hospitals, and other commercial buildings. These securities may have a lower prepayment risk than other mortgage-related securities because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.

"Asset-backed securities" are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates, and at times the financial condition of the issuer. Some asset-backed securities also may receive prepayments which can change the bonds' effective maturities.

CASH EQUIVALENTS -- The fund invests in various high-quality money market instruments that mature, or may be redeemed or resold, in 13 months or less (25 months in the case of U.S. government securities). These include: (1) commercial paper (notes issued by corporations or governmental bodies); (2) certificates of deposit and bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity); (3) savings association and bank obligations; (4) securities of the U.S. Government, its agencies or instrumentalities; and (5) corporate bonds and notes.

FORWARD COMMITMENTS -- The fund may enter into commitments to purchase or sell securities at a future date. When a fund purchases such securities it assumes the risk of any decline in value of the security beginning on the date of the agreement. When the fund agrees to sell such securities, it does not participate in further gains or losses with respect to the securities. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.

As the fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly may increase. The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments under these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it will have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.

The fund also may enter into "roll" transactions, which consist of the sale of mortgage-backed securities or other securities together with a commitment to purchase similar, but not identical, securities at a future date. The fund intends to treat roll transactions as two separate transactions: one involving the purchase of a security and a separate transaction involving the sale of a security. Since the fund does not intend to enter into roll transactions for financing purposes, it may treat these transactions as not falling within the definition of "borrowing" set forth in Section 2(a)(23) of the Investment Company Act of 1940.

WARRANTS AND RIGHTS -- The fund may acquire warrants, which are issued as a unit together with a bond or preferred stock. Warrants generally entitle the holder to buy common stock at a specified price, usually higher than the current market price. Warrants may be issued with an expiration date or in perpetuity. The fund may also acquire rights, which are similar to warrants except that they normally entitle the holder to purchase common stock at a lower price than the current market price. Rights generally expire in less than four weeks.

INFLATION-INDEXED BONDS -- The fund may invest in inflation-indexed bonds issued by governments, their agencies or instrumentalities, or corporations. The principal value of this type of bond is periodically adjusted according to changes in the rate of inflation. The interest rate is generally fixed at issuance; however, interest payments are based on an inflation adjusted principal value. For example, in a period of falling inflation, principal value will be adjusted downward, reducing the interest payable.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The fund may also invest in other bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

REAL ESTATE INVESTMENT TRUSTS -- The fund may invest in securities issued by real estate investment trusts (REITs), which are pooled investment vehicles that primarily invest in real estate or real estate related loans. REITs are not taxed on income distributed to shareholders provided they meet requirements imposed by the Internal Revenue Code. The risks associated with REIT debt investments are similar to the risks of investing in corporate-issued debt. In addition, the return on REITs is dependent on such factors as the skill of management and the real estate environment in general. Debt that is issued by REITs is typically rated by the credit rating agencies as investment grade or above.

INVESTING IN VARIOUS COUNTRIES -- The fund may invest up to 10% of its assets in securities of issuers domiciled outside the U.S. and not included in the Standard & Poor's 500 Composite Index. Investing outside the U.S. involves special risks, caused by, among other things: fluctuating currency values; different accounting, auditing, and financial reporting regulations and practices in some countries; changing local and regional economic, political, and social conditions; expropriation or confiscatory taxation; greater market volatility; differing securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of Capital Research and Management Company, investing outside the U.S. also can reduce certain portfolio risks due to greater diversification opportunities.

The risks described above are potentially heightened in connection with investments in developing countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a low per capita gross national product. For example, political and/or economic structures in these countries may be in their infancy and developing rapidly. Historically, the markets of developing countries have been more volatile than the markets of developed countries. The fund may only invest in securities of issuers in developing countries to a limited extent.

Additional costs could be incurred in connection with the fund's investment activities outside the U.S. Brokerage commissions may be higher outside the U.S., and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.

RESTRICTED SECURITIES AND LIQUIDITY -- The fund may purchase securities subject to restrictions on resale. All such securities not actively traded outside the U.S. will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the fund's board of directors taking into account factors such as frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.
                                     - - -
PORTFOLIO TURNOVER -- Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund's objective and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover (100% or more) involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders. Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. The fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio were replaced once per year. Under normal circumstances, it is anticipated that portfolio turnover for common stocks in the fund's portfolio will not exceed 100% on an annual basis, and that portfolio turnover for other securities will not exceed 100% on an annual basis.

                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

The fund has adopted certain fundamental policies and investment restrictions which cannot be changed without shareholder approval. (Approval requires the affirmative vote of 67% or more of the voting securities present at a meeting of shareholders, provided more than 50% of such securities are represented at the meeting or the vote of more than 50% of the outstanding voting securities, whichever is less.) Investment limitations expressed in the following restrictions are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated.

1. To invest in a diversified list of securities, including common stocks, preferred stocks, and bonds, to the extent considered advisable by management.

2. To allocate its investments among different industries as well as among individual companies. The amount invested in an industry will vary from time to time in accordance with the judgment of management, but 25% or more of the value of the fund's total assets shall not be invested in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

3. Not to invest in companies for the purpose of exercising control or management.

4. Not to invest more than 5% of the value of its total assets in the securities of any one issuer (except the U.S. Government).

5. Not to acquire more than 10% of the outstanding voting securities, or 10% of all of the securities, of any one issuer.

6. Not to borrow more than 5% of the gross assets of the fund taken at cost or at value, whichever is lower, and to borrow only from banks and as a temporary measure for extraordinary or emergency purposes. The fund shall not mortgage, pledge, hypothecate, or in any other manner transfer as security for any indebtedness, any of its assets.

7. Not to underwrite the sale, or participate in any underwriting or selling group in connection with the public distribution, of any security. The fund may invest not more than 10% of its net assets in, and subsequently distribute, as permitted by law, securities and other assets for which there is no ready market.

8. Not to purchase securities on margin (except that it may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities).

9. Not to engage in the purchase or sale of real estate. Investments in real estate investment trusts which may invest only in mortgages or other security interests are not deemed purchases of real estate.

10. Not to purchase or sell commodities or commodity contracts.

11. Not to participate on a joint or a joint and several basis in any trading account in securities. (The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Investment Adviser to save brokerage costs or average prices among them is not deemed to result in a securities trading account.)

12. Not to make loans of money or securities to any person or firm; provided, however, that the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government shall not be construed to be the making of a loan.

13. Not to effect short sales of securities.

14. Not to purchase from or sell securities to the Investment Adviser or the Principal Underwriter or their officers or directors, the fund's officers or directors, and any companies of which they are affiliates, except in connection with (i) an exercise of rights concerning securities owned by the fund, (ii) the reorganization, recapitalization, consolidation or merger of a company whose securities are owned by the fund, (iii) a transaction in fund shares, or
(iv) a permitted transaction with other investment companies advised by the Investment Adviser.

15. Not to knowingly invest in securities of other managed investment companies, or, in any event, invest in securities of managed registered investment companies, except in connection with a merger, consolidation, acquisition of assets or other reorganization approved by the fund's shareholders.

16. Not to invest more than 75% of the value of the fund's net assets in common stocks, such percentage including the value of that portion of convertible securities attributable to the conversion feature.

17. Not to purchase or retain the securities issued by a corporation any of whose officers, directors or shareholders is an officer or director of the fund or the Investment Adviser if, after such purchase, one or more of such officers and directors owning beneficially more than 1/2 of 1% of the securities of such corporation together own beneficially more than 5% of such securities.

18. Not to write, purchase or sell options.

For purposes of Investment Restriction #7, restricted securities are treated as not readily marketable by the fund, with the exception of those securities that have been determined to be liquid pursuant to procedures adopted by the fund's Board of Directors. Notwithstanding Investment Restriction #15, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Directors pursuant to an exemptive order granted by the Securities and Exchange Commission.

                      FUND ORGANIZATION AND VOTING RIGHTS

The fund is an open-end, diversified management investment company. It was organized as a Delaware corporation on September 6, 1932, and reincorporated in Maryland on February 2, 1990.

All fund operations are supervised by the fund's board of directors. The board meets periodically and performs duties required by applicable state and federal laws. Members of the board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the fund as described in "Fund Directors and Officers" below.
They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.

The fund does not hold annual meetings of shareholders. However, significant matters which require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.


                          FUND OFFICERS AND DIRECTORS
                      Directors and Director Compensation

NAME,              POSITION         PRINCIPAL          AGGREGATE              TOTAL                 TOTAL
ADDRESS AND        WITH             OCCUPATION(S)      COMPENSATION           COMPENSATION          NUMBER
AGE                REGISTRANT       DURING PAST 5      (INCLUDING             (INCLUDING            OF FUND
                                    YEARS              VOLUNTARILY            VOLUNTARILY           BOARDS ON
                                                       DEFERRED               DEFERRED              WHICH
                                                       COMPENSATION/1/)       COMPENSATION)         DIRECTOR
                                                       FROM THE FUND          FROM ALL FUNDS        SERVES/3/
                                                       DURING FISCAL          MANAGED BY
                                                       YEAR ENDED             CAPITAL
                                                       12/31/98               RESEARCH AND
                                                                              MANAGEMENT
                                                                              COMPANY OR ITS
                                                                              AFFILIATES/2/
                                                                              FOR THE YEAR
                                                                              ENDED 12/31/98

Robert A.          Director         President and      $12,950/4/             $106,817/4/           6
Fox                                 Chief
P.O. Box 457                        Executive
1000 Davis                          Officer,
Street                              Foster Farms
Livingston,
CA 95334
Age:  61

Roberta L.         Director         Consultant;        $12,950                $66,317               4
Hazard                              Rear Admiral,
1419 Audmar                         United
Drive                               States Navy
McLean, VA                          (Retired).
22101
Age:  64

Leonade D.         Director         Former             $16,533/4/             $107,967/4/           6
Jones                               Treasurer,
1536 Los                            The
Montes Drive                        Washington
Burlingame,                         Post Company.
CA 94010
Age:  51

John G.            Director         The IBJ            $16,950/4/             $201,867/4/           7
McDonald                            Professor of
Graduate                            Finance,
School of                           Graduate
Business                            School of
Stanford                            Business,
University                          Stanford
Stanford, CA                        University.
94305
Age:  61

+Robert G.         President        Senior Vice        None/5/                None/5/               2
O'Donnell          and              President and
P.O. Box           Director         Director,
7650                                Capital
San                                 Research and
Francisco,                          Management
CA 94120                            Company
Age:  54

+James W.          Director         Senior             None/5/                None/5/               7
Ratzlaff                            Partner, The
333 South                           Capital Group
Hope Street                         Partners L.P.
Los Angeles,
CA 90071
Age:  62

Henry E.           Director         President,         $15,150/4/             $81,900/4/            4
Riggs                               Keck Graduate
1263 North                          Institute of
Dartmouth                           Applied Life
Claremont,                          Sciences;
CA  91711                           former,
Age:  64                            President and
                                    Professor of
                                    Engineering,
                                    Harvey Mudd
                                    College.

+Walter P.         Chairman         Vice               None/5/                None/5/               4
Stern              of the           Chairman,
630 Fifth          Board            Capital Group
Avenue                              International, Inc.;
New York, NY                        Chairman,
10111                               Capital
Age:  70                            International, Inc.;
                                    Director,
                                    Temple-Inland
                                    Inc.
                                    (forest
                                    products).

Patricia K.        Director         Private            $16,150                $109,217              6
Woolf                               investor;
506 Quaker                          Lecturer,
Road                                Department of
Princeton,                          Molecular
NJ 08540                            Biology,
Age:  64                            Princeton
                                    University.


+ Directors who are considered "interested persons" of the fund as defined in the 1940 Act on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company or the parent of the Investment Adviser, The Capital Group Companies, Inc.

/1/ Amounts may be deferred by eligible directors under a non-qualified deferred compensation plan adopted by the Fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Director.

/2/ Capital Research and Management Company manages The American Funds Group consisting of 29 funds: AMCAP Fund, Inc, American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., New World Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U. S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund which serve as the underlying investment vehicle for certain variable insurance contracts; and Endowments whose shareholders are limited to (i) any entity exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended ("501(c)(3) organization"); (ii) any trust, the present or future beneficiary of which is a 501(c)(3) organization, and (iii) any other entity formed for the primary purpose of benefiting a 501(c)(3) organization. An affiliate of Capital Research and Management Company, Capital International, Inc., manages Emerging Markets Growth Fund, Inc.

/3/ Includes funds managed by Capital Research and Management Company and affiliates.

/4/ Since the deferred compensation plan's adoption, the total amounts of deferred compensation accrued by the fund (plus earnings thereon) as of the fiscal year ended December 31, 1998 for participating Directors are as follows:
Robert A. Fox ($141,230), Leonade D. Jones ($50,498), John G. McDonald ($75,799) and Henry E. Riggs ($85,286). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Director.

/5/ Robert G. O'Donnell, James W. Ratzlaff and Walter P. Stern are affiliated with the Investment Adviser and, accordingly, receive no compensation from the fund.


                                    OFFICERS

NAME AND ADDRESS           AGE     POSITION(S)       PRINCIPAL
                                   HELD WITH         OCCUPATION(S) DURING
                                   REGISTRANT        PAST 5 YEARS
                                                     (POSITIONS WITHIN THE
                                                     ORGANIZATIONS LISTED
                                                     MAY HAVE
                                                     CHANGED DURING THIS
                                                     PERIOD)

Walter P. Stern
(see above)

Robert G. O'Donnell
(see above)

Abner D. Goldstine         69      Senior Vice       Senior Vice President
11100 Santa Monica                 President         and Director, Capital
Blvd.                                                Research and
Los Angeles, CA                                      Management Company
90025

Paul G. Haaga, Jr.         50      Senior Vice       Executive Vice
333 South Hope                     President         President and
Street                                               Director, Capital
Los Angeles, CA                                      Research and
90071                                                Management Company;
                                                     Director, American
                                                     Funds Service Company;
                                                     Director, American
                                                     Funds Distributors,
                                                     Inc.

J. Dale Harvey             33      Vice              Vice President,
333 South Hope                     President         Capital Research
Street                                               Company
Los Angeles, CA
90071

Eric S. Richter            38      Vice              Senior Vice President
3000 K Street, N.W.,               President         and Director, Capital
Suite 230                                            Research Company
Washington, D.C.
20007

Patrick F. Quan            40      Secretary         Vice President, Fund
P.O. Box 7650                                        Business Management
San Francisco, CA                                    Group, Capital
94120                                                Research and
                                                     Management Company

Anthony W. Hynes,          36      Treasurer         Vice President - Fund
Jr.                                                  Business Management
135 South State                                      Group, Capital
College Blvd.                                        Research and
Brea, CA 92821                                       Management Company

R. Marcia Gould            44      Assistant         Vice President, Fund
135 South State                    Treasurer         Business Management
College Blvd.                                        Group, Capital
Brea, CA 92821                                       Research and
                                                     Management Company


All of the directors and officers, except for Messrs. Harvey and Richter, are also officers and/or directors and/or trustees of one or more of the other funds for which Capital Research and Management Company serves as Investment Adviser. No compensation is paid by the fund to any officer or director who is a director, officer or employee of the Investment Adviser or affiliated companies. The fund pays fees of $10,000 per annum to directors who are not affiliated with the Investment Adviser, plus $1,000 for each Board of Directors meeting attended, plus $500 for each meeting attended as a member of a committee of the Board of Directors. In lieu of meeting attendance fees, members of the Proxy Committee receive an annual retainer fee of $4,000 per annum from the fund if they serve as a member of four proxy committees, or $5,500 if they serve as a member of two proxy committees, meeting jointly. No pension or retirement benefits are accrued as part of fund expenses. The directors may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. As of December 31, 1998 the officers and directors of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares.

                                   MANAGEMENT

INVESTMENT ADVISER - The Investment Adviser, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington D.C., London, Geneva, Singapore, Hong Kong and Tokyo), with a staff of professionals, many of whom have a number of years of investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South College Boulevard, Brea, CA 92821. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.

An affiliate of the Investment Adviser compiles indices for major stock markets around the world and compiles and edits the Morgan Stanley Capital International Perspective, providing financial and market information about more than 2,400 companies around the world.

The Investment Adviser is responsible for managing more than $200 billion of stocks, bonds and money market instruments and serves over eight million investors of all types. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.

INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the Agreement) between the fund and the Investment Adviser, dated July 1, 1993, and approved by the shareholders on June 22, 1993, was amended by the Board of Directors effective on November 1, 1997. Its renewal was approved by the unanimous vote of the Board of Directors of the fund on December 9, 1998. The Agreement will be in effect until the close of business on December 31, 1999 and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors of the fund, or by the vote of a majority (as defined in the 1940
Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of directors who are not parties to the Agreement or interested persons (as defined in said Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The Agreement also provides that either party has the right to terminate it without penalty, upon 60 days' written notice to the other party, and that the Advisory Agreement automatically terminates in the event of its assignment (as defined in said
Act).

The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical and bookkeeping functions of the fund, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies, and postage used at the offices of the fund relating to the services furnished by the Investment Adviser. The fund pays all expenses not specifically assumed by the Investment Adviser, including, but not limited to, custodian, stock transfer and dividend disbursing fees and expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements, and notices to its shareholders; taxes; expenses of the issuance and redemption of shares of the fund (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's Plan of Distribution (described below); legal and auditing expenses; compensation, fees, and expenses paid to directors unaffiliated with the Investment Adviser; association dues; and costs of stationery and forms prepared exclusively for the fund.

The Investment Adviser receives a management fee at the annual rate of 0.42% on the first $500 million of the fund's average net assets, 0.324% of such assets over $500 million to $1 billion, 0.30% of such assets over $1 billion to $1.5 billion, 0.282% of such assets over $1.5 billion to $2.5 billion, 0.27% of such assets over $2.5 billion to $4 billion, 0.262% of such assets over $4 billion to $6.5 billion, 0.255% of such assets over $6.5 billion to $10.5 billion, and 0.25% of such assets over $10.5 billion.

The Agreement provides for an advisory fee reduction to the extent that the fund's annual ordinary operating expenses exceed 1-1/2% of the first $30 million of the average net assets of the fund and 1% of the average net assets in excess thereof. Expenses which are not subject to this limitation are interest, taxes, and extraordinary expenses. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses.

During the years ended December 31, 1998, 1997 and 1996, the Investment Adviser received from the fund advisory fees of $16,104,000, $13,618,000 and $10,835,000, respectively.

PRINCIPAL UNDERWRITER - American Funds Distributors, Inc. (the Principal Underwriter) is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92821, 3500 Wiseman Boulevard, San Antonio, TX 78251, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. The fund has adopted a Plan of Distribution (the Plan), pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plan (described below) and commissions consisting of that portion of the sales charge remaining after the discounts which it allows to investment dealers. Commissions retained by the Principal Underwriter on sales of fund shares during the year ended December 31, 1998 amounted to $3,369,000 after allowance of $16,308,000 to dealers. During the years ended December 31, 1997 and 1996 the Principal Underwriter retained $2,659,000 and $2,545,000, after allowance of $13,062,000 and $12,512,000 to dealers, respectively.

As required by rule 12b-1 and the 1940 Act, the Plan (together with the Principal Underwriting Agreement) has been approved by the Board of Directors, and separately by a majority of the directors who are not interested persons of the fund and who have no direct or indirect financial interest in the operation of the Plan or the Principal Underwriting Agreement, and the Plan has been approved by the vote of a majority of the outstanding voting securities of the fund. The officers and directors who are "interested" persons of the fund may be considered to have a direct or indirect financial interest in the operation of the Plan due to present or past affiliations with the Investment Adviser and related companies. Potential benefits of the plan to the fund include improved shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of directors who are not "interested persons" of the fund are committed to the discretion of the directors who are not interested persons during the existence of the Plan. The Plan is reviewed quarterly and must be renewed annually by the Board of Directors.

Under the Plan the fund may expend up to 0.25% of its net assets annually to finance any activity which is primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made. These include service fees for qualified dealers and dealer commissions and wholesaler compensation on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan, any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 100 or more eligible employees, or a community foundation).

Commissions on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code, including any "401(k)" plan with 100 or more eligible employees) in excess of the Plan limitation not reimbursed during the most recent fiscal quarter are recoverable for five quarters, provided that such commissions do not exceed the annual expense limit. After five quarters, commissions are not recoverable. During the fiscal year ended December 31, 1998, the fund paid or accrued $13,816,000 for compensation to dealers under the Plan.

The Glass-Steagall Act and other applicable laws, among other things, generally prohibit commercial banks from engaging in the business of underwriting, selling or distributing securities, but permit banks to make shares of mutual funds available to their customers and to perform administrative and shareholder servicing functions. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries of affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, shareholder clients of such bank would be permitted to remain shareholders of the fund and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the fund might occur and shareholders serviced by such bank may no longer be able to avail themselves of any automatic investment or other services then being provided by such bank. It is not expected that shareholders would suffer adverse financial consequences as a result of any of these occurrences.

In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and certain banks and financial institutions may be required to be registered as dealers pursuant to state law.

                   DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

The fund intends to meet all the requirements, and has elected the tax status, of a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, (the Code). Under Subchapter M, if the fund distributes within specified times at least 90% of its investment company taxable income, it will be taxed only on that portion of such investment company taxable income that it retains.

To qualify, the fund must (a) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, currencies or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities (but such other securities must be limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and 10% of the outstanding voting securities of such issuer), and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gains (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax for the year. The fund intends to distribute net investment income and net capital gains so as to minimize or avoid the excise tax liability.

Distributions of investment company taxable income, including short-term capital gains, generally are taxable to the shareholder as ordinary income, regardless of whether such distributions are paid in cash or reinvested in additional shares of the fund. A capital gain distribution, whether paid in cash or reinvested in shares, is taxable to shareholders as long-term capital gains, regardless of the length of time a shareholder has held the shares or whether such gain was realized by the fund before the shareholder acquired such shares and was reflected in the price paid for the shares.

The fund also intends to continue distributing to shareholders all of the excess of net long-term capital gain over net short-term capital loss on sales of securities. If the net asset value of shares of the fund should, by reason of a distribution of realized capital gains, be reduced below a shareholder's cost, such distribution would to that extent be a return of capital to that shareholder even though taxable to the shareholder, and a sale of shares by a shareholder at net asset value at that time would establish a capital loss for federal tax purposes.

Dividends generally are taxable to shareholders at the time they are paid. However, dividends declared in October, November and December and made payable to shareholders of record in such a month are treated as paid and are thereby taxable as of December 31, provided that the fund pays the dividend no later than the end of January of the following year.

Corporate shareholders of the fund may be eligible for the dividends-received deduction on the dividends (excluding the net capital gain distributions) paid by the fund to the extent that the fund's income is derived from dividends (which, if received directly, would qualify for such deduction) received from domestic corporations. In order to qualify for the dividends-received deduction, a corporate shareholder must hold the fund shares paying the dividends upon which the deduction is based for at least 46 days.

If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purpose of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of a fund will be disallowed to the extent substantially identical shares are re-acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

The fund may be required to pay withholding and other taxes imposed by foreign countries generally at rates from 10% to 40% which would reduce the fund's investment income. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Not more than 50% of the total assets of the fund is expected to consist of securities of foreign issuers. Therefore, the fund will not be eligible to elect to "pass through" foreign tax credits to shareholders and, to the extent the fund does pay foreign withholding or other foreign taxes on investments in foreign securities, shareholders will not be able to deduct their pro rata shares of such taxes in computing their taxable income and will not be able to take their shares of such taxes as a credit against their U.S. income taxes.

Under the Code, distributions of net investment income by the fund to a shareholder who, as to the U.S., is a nonresident alien individual, foreign trust or estate, non-U.S. corporation or non-U.S. partnership (a "non-U.S. shareholder") will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by the fund to a non-U.S. shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents or domestic corporations will apply. However, if the distribution is effectively connected with the conduct of the non-U.S. shareholder's trade or business within the U.S., the distribution would be included in the net income of the shareholder and subject to U.S. income tax at the applicable marginal rate. Distributions of capital gains are not subject to tax withholding, but in the case of a non-U.S. shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at the rate of 30% if the individual is physically present in the U.S. during the tax year for more than 182 days.

As of the date of this statement of additional information, the maximum federal individual stated tax rate applicable to ordinary income is 39.6% (effective tax rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate generally applicable to net capital gains on assets held more than one year is 20%, and the maximum corporate tax applicable to ordinary income and net capital gains is 35%. However, to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of tax of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax of up to $100,000. Naturally, the amount of tax payable by a shareholder with respect to either distributions from the fund or disposition of fund shares will be affected by a combination of tax law rules covering, E.G., deductions, credits, deferrals, exemptions, sources of income and other matters. Under the Code, an individual is entitled to establish an Individual Retirement Account ("IRA") each year (prior to the tax return filing deadline for the year) whereby earnings on investments are tax-deferred. The maximum amount that an individual may contribute to all IRAs (deductible, nondeductible and Roth IRAs) per year is the lesser of $2,000 or the individual's compensation for the year. In addition, in some cases, the IRA contribution itself may be deductible.

The foregoing is limited to a summary of federal taxation and should not be viewed as a comprehensive discussion of all provisions of the Code relevant to investors. Dividends and capital gain distributions may also be subject to state or local taxes. Investors are urged to consult their tax advisers with specific reference to their own tax situations.


                               PURCHASE OF SHARES

METHOD           INITIAL INVESTMENT          ADDITIONAL INVESTMENTS

                 See "Investment             $50 minimum (except where a
                 Minimums and                lower
                 Fund Numbers" for           minimum is noted under
                 initial                     "Investment
                 investment minimums.        Minimums and Fund
                                             Numbers").

By               Visit any investment        Mail directly to your
contacting       dealer who                  investment
your             is registered in the        dealer's address printed on
investment       state where                 your
dealer           the purchase is made        account statement.
                 and who
                 has a sales
                 agreement with
                 American Funds
                 Distributors.

By mail          Make your check             Fill out the account
                 payable to the              additions form at the
                 fund and mail to the        bottom of a recent account
                 address                     statement, make
                 indicated on the            your check payable to the
                 account                     fund, write your
                 application.  Please        account number on your
                 indicate an                 check, and mail
                 investment dealer on        the check and form in the
                 the account                 envelope
                 application.                provided with your account
                                             statement.

By               Please contact your         Complete the "Investments
telephone        investment                  by Phone"
                 dealer to open              section on the account
                 account, then               application or
                 follow the                  American FundsLink
                 procedures for              Authorization Form.
                 additional                  Once you establish the
                 investments.                privilege, you, your
                                             financial advisor or any
                                             person with your
                                             account information can
                                             call American
                                             FundsLine(r) and make
                                             investments by
                                             telephone (subject to
                                             conditions noted in
                                             "Telephone and Computer
                                             Purchases, Redemptions and
                                             Exchanges" below).

By computer      Please contact your         Complete the American
                 investment dealer to        FundsLink Authorization
                 open account, then          Form.  Once you establish
                 follow the                  the privilege, you, your
                 procedures for              financial advisor or any
                 additional                  person with your account
                 investments.                information may access
                                             American FundsLine OnLine(r)
                                             on the Internet and make
                                             investments by computer
                                             (subject to conditions
                                             noted in "Telephone and
                                             Computer Purchases,
                                             Redemptions and Exchanges"
                                             below).

By wire          Call 800/421-0180 to        Your bank should wire your
                 obtain                      additional
                 your account                investments in the same
                 number(s), if               manner as
                 necessary.  Please          described under "Initial
                 indicate an                 Investment."
                 investment dealer on
                 the
                 account.  Instruct
                 your bank to
                 wire funds to:
                 Wells Fargo Bank
                 155 Fifth Street
                 Sixth Floor
                 San Francisco, CA
                 94106
                 (ABA #121000248)
                 For credit to the
                 account of:
                 American Funds
                 Service
                 Company
                 a/c #4600-076178
                 (fund name)
                 (your fund acct.
                 no.)

THE FUNDS AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO
REJECT ANY PURCHASE ORDER.


INVESTMENT MINIMUMS AND FUND NUMBERS - Here are the minimum initial investments required by the funds in The American Funds Group along with fund numbers for use with our automated phone line, American FundsLine(r) (see description below):

FUND                                         MINIMUM                 FUND
                                             INITIAL                 NUMBER
                                             INVESTMENT

STOCK AND STOCK/BOND FUNDS

AMCAP Fund(r)                                $1,000                  02

American Balanced Fund(r)                    500                     11

American Mutual Fund(r)                      250                     03

Capital Income Builder(r)                    1,000                   12

Capital World Growth and Income              1,000                   33
Fund(sm)

EuroPacific Growth Fund(r)                   250                     16

Fundamental Investors(sm)                    250                     10

The Growth Fund of America(r)                1,000                   05

The Income Fund of America(r)                1,000                   06

The Investment Company of America(r)         250                     04

The New Economy Fund(r)                      1,000                   14

New Perspective Fund(r)                      250                     07

New World Fund (SM)                          1,000+                  36

SMALLCAP World Fund(r)                       1,000                   35

Washington Mutual Investors Fund(sm)         250                     01

BOND FUNDS

American High-Income Municipal Bond          1,000                   40
Fund(r)

American High-Income Trust(sm)               1,000                   21

The Bond Fund of America(sm)                 1,000                   08

Capital World Bond Fund(r)                   1,000                   31

Intermediate Bond Fund of                    1,000                   23
America(sm)

Limited Term Tax-Exempt Bond Fund of         1,000                   43
America(sm)

The Tax-Exempt Bond Fund of                  1,000                   19
America(r)

The Tax-Exempt Fund of                       1,000                   20
California(r)*

The Tax-Exempt Fund of Maryland(r)*          1,000                   24

The Tax-Exempt Fund of Virginia(r)*          1,000                   25

U.S. Government Securities Fund(sm)          1,000                   22

MONEY MARKET FUNDS

The Cash Management Trust of                 2,500                   09
America(r)

The Tax-Exempt Money Fund of                 2,500                   39
America(SM)

The U.S. Treasury Money Fund of              2,500                   49
America(sm)

___________
*Available only in certain states.
+Effective September 15, 1999.

For retirement plan investments, the minimum is $250, except that the money market funds have a minimum of $1,000 for individual retirement accounts
(IRAs). Minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. TAX-EXEMPT FUNDS SHOULD NOT SERVE AS RETIREMENT PLAN INVESTMENTS. The minimum is $50 for additional investments (except as noted above).

DEALER COMMISSIONS - The sales charges you pay when purchasing the stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Investment Minimums and Fund Numbers" for a listing of the funds.)

AMOUNT OF PURCHASE               SALES CHARGE AS                   DEALER
AT THE OFFERING PRICE            PERCENTAGE OF THE:                CONCESSION
                                                                   AS PERCENTAGE
                                                                   OF THE
                                                                   OFFERING
                                                                   PRICE

                                 NET AMOUNT       OFFERING
                                 INVESTED         PRICE

STOCK AND STOCK/BOND
FUNDS

Less than $50,000                6.10%            5.75%            5.00%

$50,000 but less than            4.71             4.50             3.75
$100,000

BOND FUNDS

Less than $25,000                4.99             4.75             4.00

$25,000 but less than            4.71             4.50             3.75
$50,000

$50,000 but less than            4.17             4.00             3.25
$100,000

STOCK, STOCK/BOND, AND
BOND FUNDS

$100,000 but less than           3.63             3.50             2.75
$250,000

$250,000 but less than           2.56             2.50             2.00
$500,000

$500,000 but less than           2.04             2.00             1.60
$1,000,000

$1,000,000 or more               none             none             (see below)


PURCHASES NOT SUBJECT TO SALES CHARGES - Investments of $1 million or more and investments made by employer-sponsored defined contribution-type plans with 100 or more eligible employees are sold with no initial sales charge. A contingent deferred sales charge may be imposed on certain redemptions by these accounts made within one year of purchase. Investments by retirement plans, foundations or endowments with $50 million or more in assets may be made with no sales charge and are not subject to a contingent deferred sales charge.

In addition, the stock, stock/bond and bond funds may sell shares at net asset value to:

(1) current or retired directors, trustees, officers and advisory board members of the funds managed by Capital Research and Management Company, employees of Washington Management Corporation, employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons;

(2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with American Funds Distributors (or who clear transactions through such dealers) and plans for such persons or the dealers;

(3) companies exchanging securities with the fund through a merger, acquisition or exchange offer;

(4) trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with retirement plan assets of $50 million or more;

(5) insurance company separate accounts;

(6) accounts managed by subsidiaries of The Capital Group Companies, Inc.; and

(7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation. Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

DEALER COMMISSIONS - Commissions of up to 1% will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 100 or more eligible employees, and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $50 million or more: 1.00% on amounts of $1 million to $4 million, 0.50% on amounts over $4 million to $100 million, and 0.25% on amounts over $10 million.

OTHER COMPENSATION TO DEALERS - American Funds Distributors, at its expense (from a designated percentage of its income), currently provides additional compensation to dealers. Currently these payments are limited to the top one hundred dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based on a pro rata share of a qualifying dealer's sales. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments.

Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to compensate them for providing certain services. These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.

REDUCING YOUR SALES CHARGE - You and your immediate family may combine investments to reduce your costs. You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your sales charge using one or any combination of the methods described below.

STATEMENT OF INTENTION - You may enter into a non-binding commitment to purchase shares of a fund(s) over a 13-month period and receive the same sales charge as if all shares had been purchased at once. This includes purchases made during the previous 90 days, but does not include appreciation of your investment or reinvested distributions. The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $50,000 or more made within a 13-month period subject to the following statement of intention (the Statement) terms. The Statement is not a binding obligation to purchase the indicated amount. When a shareholder elects to use the Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by American Funds Service Company (the "Transfer Agent"). All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. If the difference is not paid by the close of the period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding. The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases. Existing holdings eligible for rights of accumulation (see the prospectus and account application) and any individual investments in American Legacy products (American Legacy, American Legacy II and American Legacy III variable annuities, American Legacy Life, American Legacy Variable Life, and American Legacy Estate Builder) may be credited toward satisfying the Statement.
During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement.

When the trustees of certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: The regular monthly payroll deduction investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period, and any individual investments in American Legacy products are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments previously made during the 13-month period.

Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

AGGREGATION - Sales charge discounts are available for certain aggregated investments. Qualifying investments include those by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own account(s), which may include purchases through employee benefit plan(s) such as an IRA, individual-type 403(b) plan or single-participant Keogh-type plan or by a business solely controlled by these individuals (for example, the individuals own the entire business) or by a trust (or other fiduciary arrangement) solely for the benefit of these individuals. Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are (1) for a single trust estate or fiduciary account, including an employee benefit plan other than those described above or (2) made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the Investment Company Act of 1940, again excluding employee benefit plans described above, or (3) for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares. Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

CONCURRENT PURCHASES - You may combine purchases of two or more funds in The American Funds Group, except direct purchases of the money market funds. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge do qualify.

RIGHT OF ACCUMULATION - You may take into account the current value of your existing holdings in The American Funds Group, as well as your holdings in Endowments (shares of which may be owned only by tax-exempt organizations), to determine your sales charge on investments in accounts eligible to be aggregated, or when making a gift to an individual or charity. When determining your sales charge, you may also take into account the value of your individual holdings, as of the end of the week prior to your investment, in various American Legacy products (American Legacy, American Legacy II and American Legacy III variable annuities, American Legacy Life, American Legacy Variable Life, and American Legacy Estate Builder). Direct purchases of the money market funds are excluded.

PRICE OF SHARES - Shares are purchased at the offering price next determined after the purchase order is received by the fund or the Transfer Agent; this offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter prior to its close of business. In case of orders sent directly to the fund or the Transfer Agent, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter. Orders received by the investment dealer, the Transfer Agent, or the fund after the time of determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper do not always indicate the prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price.

The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily at 4:00 p.m., New York time each day the New York Stock Exchange is open. For example, if the Exchange closes at 1:00 p.m. on one day and 4:00 p.m. on the next, the fund's share price would be determined as of 4:00 p.m. New York time on both days. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

All portfolio securities of funds managed by the Investment Adviser (other than money market funds) are valued, and the net asset value per share is determined, as follows:

1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Investment Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.

Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the fund's Board; the fair value of all other assets is added to the value of securities at the total assets;

2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets; and

3. Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share.

                                 SELLING SHARES

Shares are sold at the net asset value next determined after your request is received in good order by American Funds Service Company. You may sell (redeem) shares in your account in any of the following ways:

THROUGH YOUR DEALER (certain charges may apply)

- Shares held for you in your dealer's street name must be sold through the dealer.

WRITING TO AMERICAN FUNDS SERVICE COMPANY

-Requests must be signed by the registered shareholder(s)
-A signature guarantee is required if the redemption is:

 -- Over $50,000;
 -- Made payable to someone other than the registered shareholder(s); or -- Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

Your signature may be guaranteed by a domestic stock exchange or the National Association of Securities Dealers, Inc., bank, savings association or credit union that is an eligible guarantor institution.

-Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.
-You must include any shares you wish to sell that are in certificate form.

TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR BY USING AMERICAN FUNDSLINE(R) OR AMERICAN FUNDSLINE ONLINE(r)

-Redemptions by telephone or fax (including American FundsLine and American FundsLine OnLine) are limited to $50,000 per shareholder each day.
-Checks must be made payable to the registered shareholder(s).
-Checks must be mailed to an address of record that has been used with the account for at least 10 days.

MONEY MARKET FUNDS

-You may have redemptions of $1,000 or more wired to your bank by writing American Funds Service Company.
-You may establish check writing privileges (use the money market funds application)

 -- If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number or registered shareholders exactly as indicated on your checking account signature card.

Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of 1940), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

The fund may, with 60 days' written notice, close your account if due to a sale of shares the account has a value of less than the minimum required initial investment.

You may reinvest proceeds from a redemption or a dividend or capital gain distribution without a sales charge (any contingent deferred sales charge paid will be credited to your account) in any fund in The American Funds Group within 90 days after the date of the redemption or distribution. Redemption proceeds of shares representing direct purchases in the money market funds are excluded. Proceeds will be reinvested at the next calculated net asset value after your request is received and accepted by American Funds Service Company.

CONTINGENT DEFERRED SALES CHARGE -- A contingent deferred sales charge of 1% applies to certain redemptions from funds other than the money market funds made within twelve months of purchase on investments of $1 million or more (other than redemptions by employer-sponsored retirement plans). The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from 403(b) plans or IRAs due to death, disability or attainment of age 591/2; for tax-free returns of excess contributions to IRAs; and, for redemptions through certain automatic withdrawals not exceeding 10% of the amount that would otherwise be subject to the charge.

REDEMPTION OF SHARES - The fund's Articles of Incorporation permits the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder owns of record shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the Board of Directors of the fund may from time to time adopt.

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

AUTOMATIC INVESTMENT PLAN - An automatic investment plan enables you to make regular monthly or quarterly investments into The American Funds through automatic debits from your bank account. To set up a plan you must fill out an account application and specify the amount you would like to invest ($50
minimum) and the date on which you would like your investments to occur.    The
plan will begin within 30 days after your account application is received.
Your bank account will be debited on the day or a few days before your investment is made, depending on the bank's capabilities. American Funds Service Company will then invest your money into the fund you specified on or around the date you specified. If your bank account cannot be debited due to insufficient funds, a stop-payment order or closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.

AUTOMATIC REINVESTMENT - Dividends and capital gain distributions are reinvested in additional shares at no sales charge unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS - You may cross-reinvest dividends and capital gains ("distributions") into any other fund in The American Funds Group at net asset value, subject to the following conditions:

a) The aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement),

b) If the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested,

c) If you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distribution must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

EXCHANGE PRIVILEGE - You may exchange shares into other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.

You may exchange shares by writing to the Transfer Agent (see "Selling Shares"), by contacting your investment dealer, by using American FundsLine or American FundsLine OnLine (see "American FundsLine and American FundsLine OnLine" below), or by telephoning 800/421-0180 toll-free, faxing (see "Shareholder Services" in the prospectus for the appropriate fax numbers) or telegraphing the Transfer Agent. (See "Telephone and Computer Purchases, Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Guardian Trust Company serves as trustee may not be exchanged by telephone, computer, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Purchase of Shares--Price of Shares.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

AUTOMATIC EXCHANGES - You may automatically exchange shares (in amounts of $50 or more) among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day) of each month you designate. You must either (a) meet the minimum initial investment requirement for the receiving fund, or (b) the originating fund's balance must be at least $5,000 and the receiving fund's minimum must be met within one year.

AUTOMATIC WITHDRAWALS - Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

ACCOUNT STATEMENTS - Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments and purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.

AMERICAN FUNDSLINE AND AMERICAN FUNDSLINE ONLINE - You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $50,000 per shareholder each day), or exchange shares around the clock with American FundsLine or American FundsLine OnLine. To use this service, call 800/325-3590 from a TouchTone(TM) telephone or access the American Funds Web site on the Internet at www.americanfunds.com. Redemptions and exchanges through American FundsLine and American FundsLine OnLine are subject to the conditions noted above and in "Shareholder Account Services and Privileges -- Telephone and Computer Purchases, Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchase of Shares--Investment Minimums and Fund Numbers"), personal identification number (the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

TELEPHONE AND COMPUTER PURCHASES, REDEMPTIONS AND EXCHANGES -- By using the telephone (including American FundsLine) or computer (including American FundsLine OnLine), fax or telegraph purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.

SHARE CERTIFICATES - Shares are credited to your account and certificates are not issued unless you request them by writing to American Funds Service Company.

REDEMPTION OF SHARES - The fund's Articles of Incorporation permits the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder owns of record shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the Board of Directors of the fund may from time to time adopt.

                      EXECUTION OF PORTFOLIO TRANSACTIONS

The Investment Adviser places orders for the fund's portfolio securities transactions. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and promptness of executions. When circumstances relating to a proposed transaction indicate that a particular broker (either directly or through its correspondent clearing agent) is in a position to obtain the best price and execution, the order is placed with that broker. This may or may not be a broker who has provided investment research, statistical, or other related services to the Investment Adviser or has sold shares of the fund or other funds served by the Investment Adviser. The fund does not have an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.

Portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The fund will not pay a mark-up for research in principal transactions.

Brokerage commissions paid on portfolio transactions, including dealer concessions on underwritings, during the years ended December 31, 1998, 1997 and 1996 amounted to $3,250,000, $2,239,000 and $3,205,000, respectively.

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, NY 10081, as Custodian. The Custodian may hold non-U.S. securities pursuant to sub-custodial arrangements in non-U.S. banks or foreign branches of U.S. banks.

TRANSFER AGENT - American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the record of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee of $3,440,000 for the fiscal year ended December 31, 1998.

INDEPENDENT AUDITORS - Deloitte & Touche LLP located at 1000 Wilshire Boulevard, Los Angeles, CA 90017, serves as the fund's independent auditors providing audit services, preparing tax returns and reviewing certain documents of the fund to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information from the Annual Report have been so included in reliance on the report of Deloitte & Touche LLP given on the authority of said firm as experts in accounting and auditing. The selection of the fund's independent auditor is reviewed and determined annually by the Board of Directors.

REPORTS TO SHAREHOLDERS - The fund's fiscal year ends on December 31. It provides shareholders at least semi-annually with reports showing the investment portfolio, financial statements and other information. The annual financial statements are audited by the fund's independent auditors, Deloitte & Touche LLP, whose selection is determined annually by the Board of Directors. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of shareholder reports. To receive additional copies of a report shareholders should contact the Transfer Agent.

YEAR 2000 - The fund and its shareholders depend on the proper functioning of computer systems maintained by the Investment Adviser and its affiliates and other key service providers. Many computer systems in use today will require reprogramming or replacement prior to the year 2000 because of the way they store dates and make date-related calculations. The fund understands that these service providers are taking steps to address the "Year 2000 problem". However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the fund. In addition, the fund's investments could be adversely affected by the Year 2000 problem. For example, the markets for securities in which the fund invests could experience settlement problems and liquidity issues. Corporate and governmental data processing errors may cause losses for individual companies and overall economic uncertainties. Earnings of individual issuers are likely to be affected by the costs of addressing the problem, which may be substantial and may be reported inconsistently.

PERSONAL INVESTING POLICY - The Investment Adviser and its affiliated companies have adopted a personal investing policy consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

The financial statements including the investment portfolio and the report of Independent Auditors contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:

DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND
MAXIMUM OFFERING PRICE PER SHARE--DECEMBER 31, 1998

Net asset value and redemption price per share                    $15.76
(Net assets divided by shares outstanding)

Maximum offering price per share                                  $16.72
(100/94.25 of net asset value per share which takes into
account the fund's current maximum sales charge.)


REMOVAL OF DIRECTORS BY SHAREHOLDERS - At any meeting of shareholders, duly called and at which a quorum is present, shareholders holding a majority of the votes entitled to be cast, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors. The fund has agreed, at the request of the staff of the Securities and Exchange Commission, to apply the provisions of section 16(c) of the 1940 Act with respect to the removal of directors as though the fund were a common-law trust. Accordingly, the directors of the fund will promptly call a meeting of shareholders for the purpose of voting upon the removal of any director when requested in writing to do so by the record holders of at least 10% of the outstanding shares.

                   INVESTMENT RESULTS AND RELATED STATISTICS

The fund's yield is 3.32% based on a 30-day (or one month) period ended December 31, 1998, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

 YIELD = 2[(a-b/cd+1)/6/-1]

Where: a = dividends and interest earned during the period.

  b  = expenses accrued for the period (net of reimbursements).

  c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

  d  = the maximum offering price per share on the last day of the period.

The fund's average annual total returns for the one, five and ten-year periods ended on December 31, 1998 were +4.72%, +12.84% and +12.77%, respectively. The average annual total return (T) is computed by using the value at the end of the period (ERV) of a hypothetical initial investment of $1,000 (P) over a period of years (n) according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV.

In calculating average annual total return, the fund assumes: (1) deduction of the maximum sales load of 5.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated.

The fund may also, at times, calculate total return based on net asset value per share (rather than the offering price), in which case the figure would not reflect the effect of any sales charges which would have been paid if shares were purchased during the period reflected in the computation. Total return calculated in this manner will be higher. These total returns may be calculated over periods in addition to those described above. Total return for unmanaged indices will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for advisory fees, brokerage costs or administrative expenses. The fund's average annual total return at net asset value for the one-, five- and ten-year periods ended on December 31, 1998 was +11.13%, +14.19% and +13.44%, respectively.

The fund may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by dividing the dividends paid by the fund over the last 12 months by the sum of the month-end net asset value or maximum offering price and the capital gains paid over the last 12 months. The distribution rate may differ from the yield.

The fund may include, in advertisements or in reports furnished to present or prospective shareholders, information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as The Dow Jones Average of 30 Industrial Stocks, The Standard & Poor's 500 Stock Composite Index, the Lehman Brothers Corporate Bond Index, the Lehman Brothers Aggregate Bond Index and the Salomon Brothers High-Grade Corporate Bond Index) or results of other mutual funds or investment or savings vehicles. The fund may also, from time to time, combine its results with those of other funds in The American Funds Group for purposes of illustrating investment strategies involving multiple funds. For educational purposes, fund literature may contain discussions and/or illustrations of volatility, risk tolerance, asset allocation and investment strategies.

The fund may refer to results and surveys compiled by organizations such as CDA Investment Services, Ibbotson Associates, Lipper Analytical Services and Morningstar, Inc. and by the U.S. Department of Commerce. Additionally, the fund may refer to results published in various newspapers and periodicals, including Barrons, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.

The fund may illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.

The fund may compare its investment results with the Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (E.G. food, clothing, fuels, transportation, and other goods and services that people buy for day-to-day living).

The investment results for AMBAL set forth below were calculated as described above. Data contained in Salomon's Market Performance and Lehman Brothers' The Bond Market Report are used to calculate cumulative total return from their base period (12/31/68 and 12/31/72, respectively) for each index. The percentage increases shown in the table below or used in published reports of the fund are obtained by subtracting the index results at the beginning of the period from the index results at the end of the period and dividing the difference by the index results at the beginning of the period.



                      AMBAL vs. Various Unmanaged Indices

10-Year         AMBAL     DJIA/1/    S&P 500/2/     Lehman           Lehman             Salomon            Average
Period                                              Brothers         Brothers           High-Grade/5/      Savings
1/1 - 12/31                                         Corporate/3/     Aggregate/4/                          Account/6/



1989 - 1998     +232%     +460%      +477%          +156%            +142%              +180%              +60%

1988 - 1997     +238      +452       +424           +158             +14 %              +180               +63

1987 - 1996     +190      +366       +314           +140             +125               +147               +65

1986 - 1995     +200      +360       +299           +171             +151               +192               +70

1985 - 1994     +205      +349       +282           +175             +158               +199               +76

1984 - 1993     +232      +333       +301           +233             +207               +271               +87

1983 - 1992     +246      +367       +346           +225             +203               +248               +98

1982 - 1991     +309      +452       +404           +316             +274               +353               +111

1981 - 1990     +243      +328       +267           +261             +242               +274               +121

1980 - 1989     +298      +426       +402           +236             +223               +240               +124

1979 - 1988     +252      +340       +352           +189             +187               +180               +124

1978 - 1987     +232      +289       +313           +165             +170               +153               +124

1977 - 1986     +221      +221       +264           +167             +171               +158               +125

1976 - 1985     +246      +211       +281           +173             +171               +155               +123

1975#-1984      +275      +143       +198           +134             N/A                +108               +113


________________
# Since July 26, 1975, the period in which Capital Research and Management Company has been the fund's adviser.

/1/ The Dow Jones Average of 30 Industrial Stocks is comprised of 30 industrial companies such as General Motors and General Electric.

/2/ The Standard & Poor's 500 Stock Composite Index is comprised of industrial, transportation, public utilities, and financial stocks and represents a large portion of the value of issues traded on the New York Stock Exchange. Selected issues traded on the American Stock Exchange are also included.

/3/ The Lehman Brothers Corporate Bond Index is comprised of all public, fixed rate, non-convertible investment grade domestic corporate debt. Issues included in this index are rated at least Baa by Moody's Investors Service, BBB by Standard & Poor's Corporation or, in the case of bank bonds not rated by either of the previously mentioned services, BBB by Fitch Investors Service.

/4/ The Lehman Brothers Aggregate Bond Index covers all sectors of the fixed income market and is a combination of the Lehman Brothers Treasury Bond Index, the Agency Bond Index, the Corporate Bond Index, the Yankee Bond Index and the Mortgage Backed Securities Index.

/5/ The Salomon Brothers High-Grade Corporate Bond Index is comprised of a sample of high-grade corporate bonds which have a rating of AAA or AA by Standard & Poor's Corporation.

/6/ Based on figures supplied by the U.S. League of Savings Institutions and the Federal Reserve Board which reflect all kinds of savings deposits, including longer-term certificates. Savings accounts offer a guaranteed return of principal, but no opportunity for capital growth. During a portion of the period, the maximum rates paid on some savings deposits were fixed by law.

If you are considering the fund for an Individual Retirement
Account. . .

Here's how much you would have if you had invested $2,000 on January 1 of each year in AMBAL over the past 5 and 10 years:

5 years                                10 years
(1/1/94-12/31/98)                      (1/1/89-12/31/98)
$14,807                                $41,016


           SEE THE DIFFERENCE TIME CAN MAKE IN AN INVESTMENT PROGRAM

If you had                                        . . . and had taken
invested $10,000                                  all dividends and
in AMBAL this many                                capital gain
     years ago                                    distributions
                                                  in shares, your
                                                  investment would
                                                  have been worth
                                                  this much at
                                                  12/31/98

|                                                 |

Number                           Periods          Value
of Years                         1/1 - 12/31



1                                 1998
                                                  $10,472

2                                1997-1998
                                                  12,676

3                                1996-1998
                                                  14,350

4                                1995-1998
                                                  18,242

5                                1994-1998
                                                  18,296

6                                1993-1998
                                                  20,362

7                                1992-1998
                                                  22,285

8                                1991-1998
                                                  27,797

9                                1990-1998
                                                  27,353

10                               1989-1998
                                                  33,248

11                               1988-1998
                                                  37,528

12                               1987-1998
                                                  39,046

13                               1986-1998
                                                  45,633

14                               1985-1998
                                                  58,935

15                               1984-1998
                                                  64,408

16                               1983-1998
                                                  74,844

17                               1982-1998
                                                  96,825

18                               1981-1998
                                                  101,059

19                               1980-1998
                                                  115,523

20                               1979-1998
                                                  124,357

21                               1978-1998
                                                  132,031

22                               1977-1998
                                                  133,004

23                               1976-1998
                                                  167,477

24                               1975#-1998
                                                  176,846


__________________
# Since July 26, 1975, the period in which Capital Research and Management Company has been the fund's adviser.



           Illustration of a $10,000 investment in AMBAL with dividends reinvested and capital gain distributions taken in shares
(for the period under CRMC management:  July 26, 1975 - December 31, 1998)

                COST OF SHARES                                     VALUE OF SHARES

Year           Annual         Dividends        Total          From           From           From            Total
Ended          Dividends      (cumulative)     Investment     Initial        Capital        Dividends       Value
Dec. 31                                        Cost           Investment     Gains          Reinvested
                                                                             Reinvested



1975#          $  305         $   305          $10,305        $ 9,629        -              $   319         $ 9,948

1976           594            899              10,899         11,513         -              1,020           12,533

1977           656            1,555            11,555         10,990         -              1,630           12,620

1978           709            2,264            12,264         11,059         -              2,345           13,404

1979           801            3,065            13,065         11,252         -              3,175           14,427

1980           1,050          4,115            14,115         12,008         -              4,490           16,498

1981           1,303          5,418            15,418         11,609         -              5,615           17,224

1982           1,474          6,892            16,892         13,865         -              8,415           22,280

1983           1,724          8,616            18,616         15,007         -              10,862          25,869

1984           1,852          10,468           20,468         13,838         $2,484         11,969          28,291

1985           1,912          12,380           22,380         16,025         4,520          15,982          36,527

1986           2,202          14,582           24,582         14,897         10,863         16,930          42,690

1987           2,710          17,292           27,292         13,934         12,167         18,305          44,406

1988           2,780          20,072           30,072         14,388         14,035         21,700          50,123

1989           3,284          23,356           33,356         15,695         18,227         26,993          60,915

1990           3,457          26,813           36,813         14,195         17,968         27,796          59,959

1991           3,684          30,497           40,497         16,575         21,807         36,383          74,765

1992           3,816          34,313           44,313         16,891         23,986         40,976          81,853

1993           4,072          38,385           48,385         17,290         27,761         46,029          91,080

1994           4,131          42,516           52,516         16,506         26,866         48,014          91,386

1995           4,335          46,851           56,851         19,464         35,427         61,288          116,179

1996           4,684          51,535           61,535         20,014         43,703         67,758          131,475

1997           5,167          56,702           66,702         21,568         59,333         78,230          159,131

1998           5,781          62,483           72,483         21,678         70,784         84,384          176,846


The dollar amount of capital gain distributions during the period was $58,400.

  # Since July 26, 1975, the period in which Capital Research and Management Company has been the Fund's adviser.

EXPERIENCE OF INVESTMENT ADVISER - The Investment Adviser manages nine growth and growth-income funds that are at least 10 years old. In the rolling 10-year periods since January 1, 1969 (138 in all), those funds have had better total returns than their comparable Lipper indexes in 128 of 138 periods.


Note that past results are not an indication of future investment results. Also, the fund has different investment policies than the funds mentioned above. These results are included solely for the purpose of informing investors about the experience and history of the Investment Adviser.



AMERICAN BALANCED FUND
INVESTMENT PORTFOLIO   DECEMBER 31, 1998
                                                                                   Percent of
Ten Largest Equity Holdings                                                        Net Assets
--------------------------------------------                                        ---------

Hewlett-Packard                                                                          1.92%
American Stores                                                                           1.26
York International                                                                        1.18
Ameritech                                                                                 1.13
Phillips Petroleum                                                                        1.05
Genuine Parts                                                                             1.02
Eaton                                                                                     1.02
Philip Morris                                                                             1.00
Amoco                                                                                      .98
IBM                                                                                        .94

Investment Mix by Security Type
--------------------------------------------

Common Stocks                                                                              58%
Convertible Debentures and Preferred Stock                                                  1%
Corporate Bonds                                                                            13%
Government Bonds                                                                           18%
Short-Term Securities & Cash Equivalents                                                   10%

                                                                                                Market   Percent
                                                                                    Number of    Value     of Net
Common Stocks                                                                          Shares    (000)     Assets
--------------------------------------------                                        --------- --------- ---------

ENERGY
Energy Sources - 5.05%
Amoco Corp.                                                                            950,000   57,356        .98
Ashland Inc.                                                                           450,000   21,769        .37
Atlantic Richfield Co.                                                                 300,000   19,575        .33
Kerr-McGee Corp.                                                                       500,000   19,125        .33
Murphy Oil Corp.                                                                     1,067,400   44,030        .75
Phillips Petroleum Co.                                                               1,450,000   61,806       1.05
Ultramar Diamond Shamrock Corp.                                                      1,800,000   43,650        .74
Valero Energy Corp.                                                                  1,400,000   29,750        .50

Utilities:  Electric & Gas - 2.54%
Baltimore Gas and Electric Co.                                                       1,200,000   37,050        .63
Central and South West Corp.                                                         1,600,000   43,900        .75
Duke Energy Corp.                                                                      550,000   35,235        .60
FPL Group, Inc.                                                                        400,000   24,650        .42
Scottish and Southern Energy PLC (formerly Southern Electric PLC)                      750,000    8,485        .14
                                                                                              --------- ---------
                                                                                                446,381       7.59
                                                                                              --------- ---------
MATERIALS
Chemicals - 4.37%
Air Products and Chemicals, Inc.                                                       700,000   28,000        .48
Dow Chemical Co.                                                                       250,000   22,734        .39
E.I. du Pont de Nemours and Co.                                                        100,000    5,306        .09
Mallinckrodt Inc.                                                                    1,150,000   35,434        .60
Millennium Chemicals Inc.                                                            1,700,000   33,788        .57
Monsanto Co.                                                                           900,000   42,750        .73
Morton International, Inc.                                                           2,100,000   51,450        .87
Praxair, Inc.                                                                          600,000   21,150        .36
Witco Corp.                                                                          1,050,000   16,734        .28

Forest Products & Paper - 3.80%
Georgia-Pacific Corp., Georgia-Pacific Group                                           650,000   38,066        .65
Georgia-Pacific Corp., Timber Group                                                    700,000   16,669        .28
International Paper Co.                                                                650,000   29,128        .50
Louisiana-Pacific Corp.                                                              1,086,000   19,887        .34
Sonoco Products Co.                                                                  1,000,000   29,625        .50
Union Camp Corp.                                                                       650,000   43,875        .75
Weyerhaeuser Co.                                                                       900,000   45,731        .78

Metals:  Nonferrous - 0.76%
Aluminum Co. of America                                                                600,000   44,738        .76

Metals:  Steel - 0.31%
Allegheny Teledyne Inc.                                                                900,000   18,394        .31

Miscellaneous Materials & Commodities - 0.31%
Crown Cork & Seal Co., Inc.                                                            600,000   18,488        .31
                                                                                              --------- ---------
                                                                                                561,947       9.55
                                                                                              --------- ---------
CAPITAL EQUIPMENT
Aerospace & Military Technology - 0.67%
Boeing Co.                                                                             450,000   14,681        .25
United Technologies Corp.                                                              226,700   24,654        .42

Data Processing & Reproduction - 2.86%
Hewlett-Packard Co.                                                                  1,650,000  112,716       1.92
International Business Machines Corp.                                                  300,000   55,425        .94

Electrical & Electronic - 1.79%
Nokia Corp., Class A (ADR)                                                             300,000   36,131        .61
York International Corp.                                                             1,700,000   69,381       1.18

Electronic Components - 1.16%
AMP Inc.                                                                               697,800   36,329        .62
Corning Inc.                                                                           700,000   31,500        .54

Energy Equipment - 0.94%
Schlumberger Ltd.                                                                    1,200,000   55,350        .94

Industrial Components - 2.39%
Dana Corp.                                                                             500,000   20,438        .35
Eaton Corp.                                                                            850,000   60,084       1.02
Genuine Parts Co.                                                                    1,800,000   60,188       1.02

Machinery & Engineering - 1.25%
Caterpillar Inc.                                                                       700,000   32,200        .55
Deere & Co.                                                                          1,250,000   41,406        .70
                                                                                              --------- ---------
                                                                                                650,483      11.06
                                                                                              --------- ---------
CONSUMER GOODS
Automobiles - 1.15%
DaimlerChrysler AG (New York Registered Shares) (formerly Chrysler Corp.) (1)          280,575   26,953        .46
Nissan Motor Co., Ltd.                                                               6,000,000   18,270        .31
Suzuki Motor Corp.                                                                   1,900,000   22,406        .38

Beverages & Tobacco - 3.82%
Anheuser-Busch Companies, Inc.                                                         600,000   39,375        .67
Imperial Tobacco Ltd.                                                                3,500,000   36,576        .62
Philip Morris Companies Inc.                                                         1,100,000   58,850       1.00
RJR Nabisco Holdings Corp.                                                           1,500,000   44,531        .76
UST Inc.                                                                             1,295,000   45,163        .77

Food & Household Products - 0.95%
General Mills, Inc.                                                                    500,000   38,875        .66
Sara Lee Corp.                                                                         600,000   16,913        .29

Health & Personal Care - 2.20%
Astra AB, Class A (ADR)                                                              2,000,000   41,375        .70
Eli Lilly and Co.                                                                      200,000   17,775        .30
Pfizer Inc                                                                             200,000   25,088        .43
Warner-Lambert Co.                                                                     600,000   45,112        .77

Recreation & Other Consumer Products- 0.53%
Pennzoil-Quaker State Co. (formerly Pennzoil Co.) (1)                                1,055,527   15,635        .27
Stanley Works                                                                          550,000   15,263        .26

Textiles & Apparel - 0.58%
NIKE, Inc., Class B                                                                    850,000   34,478        .58
                                                                                              --------- ---------
                                                                                                542,638       9.23
                                                                                              --------- ---------
SERVICES
Broadcasting & Publishing - 0.89%
Gannett Co., Inc.                                                                      787,900   52,149        .89

Business & Public Services - 2.32%
Browning-Ferris Industries, Inc.                                                       700,000   19,906        .34
Electronic Data Systems Corp.                                                          900,000   45,225        .77
First Data Corp.                                                                       700,000   22,181        .38
IKON Office Solutions, Inc.                                                          3,200,000   27,400        .46
Waste Management, Inc.                                                                 475,000   22,147        .37

Merchandising - 3.41%
American Stores Co.                                                                  2,000,000   73,875       1.26
Circuit City Stores, Inc. - Circuit City Group                                         647,000   32,310        .55
J.C. Penney Co., Inc.                                                                  850,000   39,844        .68
May Department Stores Co.                                                              900,000   54,337        .92

Telecommunications - 2.83%
Ameritech Corp.                                                                      1,050,000   66,544       1.13
AT&T Corp.                                                                             400,000   30,100        .51
GTE Corp.                                                                              750,000   50,578        .86
U S WEST, Inc.                                                                         300,000   19,387        .33

Transportation:  Rail & Road - 0.92%
Norfolk Southern Corp.                                                               1,700,000   53,869        .92
                                                                                              --------- ---------
                                                                                                609,852      10.37
                                                                                              --------- ---------
FINANCE
Banking - 2.46%
BankAmerica Corp.                                                                      890,000   53,511        .91
Bank of Tokyo-Mitsubishi, Ltd. (ADR)                                                 1,300,000   13,650        .23
First Virginia Banks, Inc.                                                             480,450   22,581        .38
Fleet Financial Group, Inc.                                                            650,000   29,047        .49
Sakura Bank, Ltd.                                                                    3,000,000    6,838        .12
Washington Mutual, Inc.                                                                500,000   19,094        .33

Financial Services - 0.91%
Household International, Inc.                                                        1,350,000   53,494        .91

Insurance - 3.61%
Aetna Inc.                                                                             450,000   35,381        .60
Allstate Corp.                                                                         700,000   27,037        .46
American General Corp.                                                                 650,000   50,700        .86
Lincoln National Corp.                                                                 300,000   24,544        .42
Royal & Sun Alliance Insurance Group PLC                                             2,800,000   22,480        .38
St. Paul Companies, Inc.                                                             1,500,000   52,125        .89

Real Estate - 1.38%
Apartment Investment and Management Co., Class A                                       550,000   20,453        .35
Equity Residential Properties Trust                                                    600,000   24,263        .41
Spieker Properties, Inc.                                                             1,050,000   36,356        .62
                                                                                              --------- ---------
                                                                                                491,554       8.36
                                                                                              --------- ---------
MISCELLANEOUS
Miscellaneous - 1.69%
Other common stocks in initial period of acquisition                                             99,737       1.69
                                                                                              --------- ---------
Total Common Stocks                                                                           3,402,592      57.85
                                                                                              --------- ---------
                                                                                    Shares or
                                                                                    Principal
Convertible Securities and Preferred Stock                                             Amount
--------------------------------------------                                        ---------

SERVICES
Transportation: Rail & Road - 0.02%
Union Pacific Capital Trust TIDES 6.25% convertible preferred (2)                       30,000    1,373        .02
                                                                                              --------- ---------

FINANCE
Banking - 0.13%
NB Capital Corp. 8.35% exchangeable depositary shares                                  300,000    7,800        .13

Financial Services - 0.93%
Bell Atlantic Financial Services, Inc. 5.75% convertible debentures 2003 (2)       $10,000,000   10,325        .18
Bell Atlantic Financial Services, Inc., 4.25% convertible debentures 2005          $8,000,000     8,200        .14
BNP U.S. Funding LLC, Series A, 7.738% noncumulative preferred (2)                  14,000,000   13,444        .23
Fuji JGB Investment LLC, Series A, 9.87% noncumulative preferred (2)                 6,500,000    4,649        .08
IBJ Preferred Capital Co. LLC, Series A, 8.79% noncumulative preferred (2)           3,150,000    2,763        .05
Tokai Preferred Capital Co. LLC, Series A, 9.98% noncumulative preferred (2)        17,425,000   14,811        .25

Real Estate - 0.21%
Prologis Trust (formerly Security Capital Industrial                                   500,000   12,313        .21
Trust), Series D, 7.92% preferred
                                                                                              --------- ---------
                                                                                                 74,305       1.27
                                                                                              --------- ---------


MISCELLANEOUS
Multi-Industry - 0.11%
Swire Pacific Capital Ltd. 8.84% cumulative guaranteed                                 370,000    6,660        .11
perpetual capital securities (2)
                                                                                              --------- ---------

Miscellaneous - 0.14%
Other convertible securities and preferred stock in initial                                       8,364        .14
period of acquisition
                                                                                              --------- ---------
Total Convertible Securities and Preferred Stock                                                 90,702       1.54
                                                                                              --------- ---------
Total Equity Securities                                                                       3,493,294      59.39
                                                                                              --------- ---------
                                                                                    Principal
                                                                                       Amount
Bonds and Notes                                                                         (000)
--------------------------------------------                                        ---------

Industrials - 3.89%
Cendant Corp. 7.75% 2003                                                                 6,000    6,064        .10
Columbia/HCA Healthcare Corp. 7.15% 2004                                                 4,000    3,900        .07
Comcast Cable Communications, Inc. 8.375% 2007                                           5,250    6,091        .10
Deere & Co. 8.95% 2019                                                                   7,330    9,033        .15
Fort James Corp. 6.625% 2004                                                            10,000   10,184        .17
Freeport-McMoRan Copper & Gold Inc. 7.50% 2006                                           4,000    2,540
Freeport-McMoRan Copper & Gold Inc. 7.20% 2026                                          12,500    8,125        .18
Hearst-Argyle Television, Inc. 7.00% 2018                                                7,500    7,467        .13
Hutchison Whampoa Finance (CI) Ltd., Series D, 6.988% 2037 (2)                          10,000    9,186        .16
Hyundai Semiconductor America, Inc. 8.625% 2007 (2)                                     11,025    8,158        .14
Inco Ltd. 9.875% 2019                                                                    4,200    4,392
Inco Ltd. 9.60% 2022                                                                     5,000    5,579        .16
Joseph E. Seagram & Sons, Inc. 6.625% 2005                                               3,500    3,480
Joseph E. Seagram & Sons, Inc. 6.80% 2008                                                2,500    2,491
Joseph E. Seagram & Sons, Inc. 7.50% 2018                                                3,500    3,521        .16
May Department Stores Co. 9.875% 2021                                                    6,500    7,308        .12
News America Holdings Inc. 10.125% 2012                                                  2,000    2,325
News America Holdings Inc. 7.43% 2026                                                   10,000   10,406        .22
OXYMAR 7.50% 2016 (2)                                                                    6,000    5,713        .10
Pan Pacific Industrial Investments PLC 0% 2007 (2)                                      25,000    9,850        .17
PDVSA Finance Ltd. 7.40% 2016 (2)                                                       12,000   10,113        .17
Philip Morris Companies Inc. 7.50% 2004                                                 15,000   16,208        .28
Philips Electronics NV 7.20% 2026                                                        7,500    8,031        .14
Pioneer Natural Resources Co. 7.20% 2028                                                 5,000    3,483        .06
Reliance Industries Ltd. 10.50% 2046                                                     1,500    1,185
Reliance Industries Ltd., Series B, 10.25% 2097                                          5,000    3,750        .08
Royal Caribbean Cruises Ltd. 7.00% 2007                                                 17,000   17,024        .29
Samsung Electronics Co., Ltd. 7.45% 2002 (2)                                             2,000    1,780        .03
Scotia Pacific Co. LLC, Timber Collateralized Notes,                                     6,750    6,626
Class A-1, 6.55% 2028 (2)
Scotia Pacific Co. LLC, Timber Collateralized Notes,                                     3,750    3,333        .17
Class A-3, 7.71% 2028 (2)
TCI Communications, Inc. 8.75% 2015                                                      4,000    4,969
Tele-Communications, Inc. 8.75% 2023                                                     3,000    3,345        .14
Time Warner Inc. 9.125% 2013                                                             3,000    3,798
Time Warner Inc. 7.25% 2017                                                              5,000    5,436
Time Warner Inc. 6.85% 2026                                                              4,825    4,981        .23
Wharf International Finance Ltd., Series A, 7.625% 2007                                 11,500    9,226        .17
                                                                                              --------- ---------
                                                                                                229,101       3.89
                                                                                              --------- ---------
Electrical Utilities - 0.56%
Commonwealth Edison Co. 9.875% 2020                                                     11,000   13,205        .23
Israel Electric Corp. Ltd. 7.125% 2005 (2)                                               7,500    7,538
Israel Electric Corp. Ltd. 7.75% 2027 (2)                                                7,500    7,265        .25
Transener SA 9.25% 2008 (2)                                                              3,050    2,653        .05
United Utilities 6.875% 2028                                                             2,000    1,971        .03
                                                                                              --------- ---------
                                                                                                 32,632        .56
                                                                                              --------- ---------

Gas Utilities - 0.04%
Energen Corp., Series B, 7.125% 2028                                                     2,500    2,479        .04
                                                                                              --------- ---------
Telephone - 0.34%
Cable & Wireless Communications PLC 6.625% 2005                                          7,000    7,056
Cable & Wireless Communications PLC 6.75% 2008                                           5,000    5,086        .21
Sprint Capital Corp. 6.875% 2028                                                         2,500    2,628        .04
U S WEST Capital Funding, Inc. 6.50% 2018                                                5,000    5,117        .09
                                                                                              --------- ---------
                                                                                                 19,887        .34
                                                                                              --------- ---------
Transportation - 1.31%
Airplanes Pass Through Trust, pass-through certificates,                                 7,351    7,544        .13
Series 1, Class C, 8.15%  2019 (3)
Canadian National Railway Co. 6.45% 2036 (4)                                             2,000    2,057        .03
Continental Airlines, Inc., pass-through certificates,                                   3,000    3,018
Series 1998-3, Class C-2, 7.25% 2005 (3)
Continental Airlines, Inc., pass-through certificates,                                   5,000    5,033
Series 1998-3, Class A-2, 6.32% 2008 (3)
Continental Airlines, Inc., pass-through certificates,                                   1,898    2,087
Series 1996-2B, 8.56% 2014 (3)
Continental Airlines, Inc., pass-through certificates,                                   9,541    9,821
Series 1996-A, 6.94% 2015 (3)
Continental Airlines, Inc., pass-through certificates,                                   2,500    2,510        .38
Series 1997-4A, 6.90% 2018 (3)
Delta Air Lines, Inc., pass-through certificates,                                        1,500    1,662
Series 1992-A2, 9.20% 2014 (3)
Delta Air Lines, Inc., pass-through certificates,                                        5,000    6,320        .14
Series 1993-A2, 10.50% 2016 (3)
Jet Equipment Trust, Series 1995-B, Class B, 7.83% 2015 (2)                              7,394    7,794
Jet Equipment Trust, Series 1995-A, Class B, 8.64% 2015 (2)                              4,619    5,157        .22
United Air Lines, Inc. 10.67% 2004                                                       5,000    5,916
United Air Lines, Inc., pass-through certificates,                                       5,965    6,677
Series 1995-A1, 9.02% 2012 (3)
United Air Lines, Inc., pass-through certificates,                                       4,000    4,525        .29
Series 1995-A2, 9.56% 2018 (3)
USAir, Inc., Class A, 6.76% 2009                                                         6,967    6,898        .12
                                                                                              --------- ---------
                                                                                                 77,019       1.31
                                                                                              --------- ---------
Financial - 2.46%
Abbey National PLC 6.70% (undated)                                                       5,000    4,908        .08
Ahmanson Capital Trust I Capital Securities, Series A, 8.36% 2026 (2)                    4,000    4,480        .08
AT&T Capital Corp. 6.60% 2005                                                           10,000    9,581        .16
Bankers Trust New York Corp. 8.25% 2005                                                  5,000    5,521
Bankers Trust New York Corp. 6.70% 2007                                                  4,000    4,133        .16
Bank of Nova Scotia 5.813% Eurodollar Note (undated) (4)                                 4,000    3,080        .05
Bank of Scotland 7.00% 2049                                                              4,225    4,217        .07
Barnett Capital I 8.06% 2026                                                             4,000    4,494        .08
BHP Finance Ltd. 8.50% 2012                                                              2,500    2,801        .05
Canadian Imperial Bank of Commerce 5.813% Eurodollar Note (undated) (4)                  1,600    1,228        .02
Capital One Bank 6.375% 2003                                                             6,000    5,880
Capital One Bank 7.15% 2006                                                             10,000   10,052        .27
Chase Capital I, Capital Securities, Series A, 7.67% 2026                                2,500    2,690
Chase Capital II, Global Floating Rate Capital Securities,                               3,950    3,734        .11
Series B, 5.719% 2027 (4)
Den Norske CreditBank 5.50% (undated) (4)                                                3,000    2,130        .04
First Union Corp. 6.82%/7.57% 2026 (5)                                                   4,500    4,985        .08
Fleet Capital Trust 6.226% 2028 (4)                                                      3,500    3,465        .06
Fuji International Finance (Bermuda) Trust, Fuji Bank, Ltd.                              8,000    5,280        .09
 7.30% Eurodollar Note (undated) (4)
Household Finance Corp. 6.40% 2008                                                       7,000    7,228        .12
HSBC America 7.808% 2026 (2)                                                             2,500    2,395        .04
Lindsey Morden Group Inc., Series B, 7.00% 2008                                          8,000    5,138        .09
MBNA Corp., MBNA Capital A, Series A, 8.278% 2026                                       11,600   11,901        .20
Midland Bank 5.375% Eurodollar Note (undated) (4)                                        4,000    3,078        .05
National Westminster Bank PLC 7.75% (undated)                                           10,000   10,551        .18
Newcourt Credit Group Inc., Series A, 7.125% 2003 (2)                                    2,500    2,488        .04
Riggs National Corp. 8.875% 2027 (2)                                                     2,000    2,104        .04
Spintab AB 7.50% (undated) (2) (4)                                                       1,600    1,622        .03
Washington Mutual Capital I Subordinated Subordinated                                    4,050    4,442        .08
Capital Income Securities 8.375% 2027
Zurich Capital Trust I Capital Securities 8.376% 2037 (2)                               10,000   11,178        .19
                                                                                              --------- ---------
                                                                                                144,784       2.46
                                                                                              --------- ---------
Real Estate - 0.83%
CarrAmerica Realty Corp. 6.875% 2008                                                     5,000    4,763        .08
EOP Operating LP 6.625% 2005                                                             4,500    4,411
EOP Operating LP 7.25% 2018                                                              2,000    1,889        .11
ERP Operating LP 7.95% 2002                                                              1,500    1,556        .03
Irvine Apartment Communities, LP 7.00% 2007                                              5,000    4,543        .08
Irvine Co. 7.46% 2006 (2) (6)                                                            2,500    2,330        .04
ProLogis Trust 7.05% 2006                                                                4,000    3,903
ProLogis Trust (formerly Security Capital Industrial Trust) 7.875% 2009                  5,000    4,999        .15
Shopping Center Associates 6.75% 2004 (2)                                                5,000    4,941        .08
SocGen Real Estate Co. LLC, Series A, 7.64% 2049 (2) (5)                                17,000   15,659        .26
                                                                                              --------- ---------
                                                                                                 48,994        .83
                                                                                              --------- ---------
Collateralized Mortgage/Asset-Backed Obligations (3) - 3.68%
Asset-Backed Securities Investment Trust, Series 1997-D, 6.79% 2003                      2,479    2,482        .04
Case Equipment Loan Trust, Series 1995-A, 7.30% 2002                                       811      812        .01
Chase Commercial Mortgage Securities Corp., pass-through certificates,
Series 1998-2, Class A-2, 6.39% 2030                                                     6,000    6,179
Chase Commercial Mortgage Securities Corp., pass-through certificates,
 Series 1998-2, Class E, 6.39% 2030                                                      2,500    2,168        .15
Chase Manhattan Credit Card Master Trust, Series 1996-4, Class A, 6.73% 2003             7,000    7,028        .12
ComEd Transitional Funding Trust, Transitional Funding Trust
Notes, Series 1998, Class A-6, 5.63% 2009                                                7,500    7,445        .13
Commercial Mortgage Acceptance Corp., Series 1998-C1, Class A-1, 6.23% 2007              4,883    4,977        .09
CS First Boston Mortgage Securities Corp., Series 1998-C1,                               3,385    3,454        .06
Class A-1A, 6.26% 2040
DLJ Mortgage Acceptance Corp., Series 1997-CF1, Class A1A, 7.40% 2006 (2)                2,714    2,846
DLJ Mortgage Acceptance Corp., Series 1996-CF2, Class A1B, 7.29% 2021 (2)                6,000    6,320
DLJ Mortgage Acceptance Corp., Series 1995-CF2, Class A1B, 6.85% 2027 (2)                6,000    6,191        .27
Deutsche Mortgage & Asset Receiving Corp., Series 1998-C1,                               9,602    9,672        .16
Class A-1,  6.22% 2031
FIRSTPLUS Home Loan Owner Trust, Series 1997-1, Class A-6, 6.95% 2015                   12,500   12,624        .21
GMAC Commercial Mortgage Securities, Inc., Series 1997-C1,                               3,926    4,024
Class A1, 6.83% 2003
GMAC Commercial Mortgage Securities, Inc., Series 1997-C1,                               5,000    5,297        .16
Class A3, 6.869% 2007
Green Tree Financial Corp., pass-through certificates,                                  10,000   10,125        .17
Series 1995-9, Class A-5, 6.80% 2027
Grupo Financiero Banamex Accival, SA de CV 0% 2002 (2)                                   3,593    3,181        .05
J.P. Morgan Commercial Mortgage Finance Corp., pass-through
certificates, Series 1996-C3, Class A-1, 7.33% 2028                                      4,593    4,804        .08
MBNA Master Credit Card Trust, Series 1998-E, Class C, 6.60% 2010 (2)                    2,500    2,479        .04
Merrill Lynch Mortgage Investors, Inc., Seller Manufactured
Housing Contract, Series 1995-C2, Class A-1, 7.189% 2021 (4)                             2,868    2,915
Merrill Lynch Mortgage Investors, Inc., Series 1995-C3,                                  7,000    7,295        .17
Class  A-3, 7.062% 2025 (4)
Morgan Stanley Capital I Inc., Series 1998-WF1, Class A-1, 6.25% 2007                   25,135   25,535
Morgan Stanley Capital I Inc., mortgage pass-through                                     4,958    4,958
certificates, Series 1998-1, 6.75% 2013
Morgan Stanley Capital I Inc., Series 1998-HF2, Class A-2, 6.48% 2030                   10,000   10,381        .69
Nomura Asset Securities Corp., Series 1998-D6, Class A-A1, 6.28% 2030 (4)               14,244   14,389        .25
Norwest Asset Securities Corp., Series 1998-8, Class A-1, 6.50% 2013                     4,608    4,622
Norwest Asset Securities Corp., Series 1998-31, Class A-1, 6.25% 2014                   14,350   14,330        .32
PNC Mortgage Securities Corp., Series 1998-10, 6.50% 2028 (2)                            5,990    5,828        .10
Sears Credit Account Master Trust II, Series 1998-2, Class A, 5.25% 2008                 8,500    8,327        .14
Structured Asset Securities Corp., pass-through certificates,
Series 1998-RF2, Class A, 8.572% 2022 (2)(4)                                            12,020   12,908
Structured Asset Securities Corp., pass-through certificates,
Series 1996-CFL, Class A1C, 5.944% 2028 (4)                                              2,728    2,722        .27
                                                                                              --------- ---------
                                                                                                216,318       3.68
                                                                                              --------- ---------
Governments (excluding U.S. Government) and
Governmental Authorities - 0.09%
Canadian Government 4.25% 2026 (7)                                                       7,847    5,219        .09
                                                                                              --------- ---------
Federal Agency Obligations - Mortgage Pass-Throughs (3) - 2.20%
Fannie Mae 6.00%-12.00% 2008-2028                                                      127,347  130,015       2.21
Freddie Mac 7.50%-10.00% 2008-2024                                                      12,786   13,555        .23
Government National Mortgage Assn:
 7.00%-11.00% 2009-2026                                                                103,058  106,807
 6.875%-7.00% 2022-2023 (4)                                                              8,953    9,098       1.97
                                                                                              --------- ---------
                                                                                                259,475       4.41
                                                                                              --------- ---------
Federal Agenncy Obligations - Other  - 0.09%
Fannie Mae, Series 1997-28, Class C, 7.00% 2027                                          5,000    5,002        .09
                                                                                              --------- ---------

 U.S. Treasury Obligations - 12.74%
 5.50% February 2000                                                                    50,000   50,469        .86
 7.125% February 2000                                                                   45,000   46,209        .79
 8.75% August 2000                                                                       7,500    7,972        .13
 14.25% February 2002                                                                    2,000    2,547        .04
 6.50% May 2002                                                                         70,000   73,905       1.26
 3.625% July 2002 (7)                                                                   87,017   86,436       1.47
 10.75% February 2003                                                                    7,300    8,924        .15
 10.75% May 2003                                                                         5,000    6,170        .10
 11.125% August 2003                                                                     8,500   10,727        .18
 11.875% November 2003                                                                  15,000   19,577        .33
 7.25% May 2004                                                                         58,670   65,756       1.12
 7.25% August 2004                                                                      25,000   28,105        .48
 6.50% May 2005                                                                         60,000   65,756       1.12
 7.00% July 2006                                                                        50,000   56,929        .97
 3.375% January 2007 (7)                                                                 5,175    5,001        .08
 3.625% January 2008 (7)                                                                50,753   49,849        .85
 10.375% November 2009                                                                  15,000   19,158        .33
 10.00% May 2010                                                                         2,000    2,553        .04
 10.375% November 2012                                                                  42,000   57,947        .99
 7.25% May 2016                                                                         10,000   12,114        .21
 7.50% November 2016                                                                     3,000    3,727        .06
 8.875% August 2017                                                                     44,675   62,929       1.07
 7.875% February 2021                                                                    5,000    6,576        .11
                                                                                              --------- ---------
                                                                                                749,336      12.74
                                                                                              --------- ---------

Total Bond & Notes                                                                            1,790,246      30.44
                                                                                              --------- ---------

Short-Term Securities
--------------------------------------------

Corporate Short-Term Notes - 9.18%
American Express Credit Corp. 5.03%-5.12% due 1/5-2/1/99                                22,900   22,834        .39
Atlantic Richfield Co. 4.81%-5.06% due 2/9-2/16/99 (2)                                  45,000   44,731        .76
Walt Disney Co. 4.95%-5.25% due 1/12-1/14/99                                            55,100   55,004        .94
Duke University 5.25% due 1/7/99                                                        24,500   24,475        .42
Eastman Kodak Co. 5.07%-5.13% due 1/21-2/2/99                                           53,600   53,397        .91
Ford Motor Credit Co. 5.04%-5.16% due 1/11-1/15/99                                      26,100   26,050        .44
General Motors Acceptance Corp. 5.10%-5.18% due 1/6-1/20/99                             35,900   35,837        .61
H.J. Heinz Co. 5.07%-5.08% due 1/22-1/27/99                                             39,000   38,857        .66
IBM Credit Corp. 5.15%-5.25% due 1/8-1/11/99                                            29,500   29,457        .50
International Lease Finance Corp. 5.02%-5.32% due 1/5-1/19/99                           32,700   32,640        .55
Lucent Technologies Inc. 5.08%-5.15% due 1/29-2/3/99                                    59,800   59,528       1.01
Motorola, Inc. 5.08% due 1/28/99                                                        26,128   26,024        .44
National Rural Utilities Cooperative Finance Corp. 5.00%-5.03% due 1/8-1/19/99          39,000   38,926        .66
SBC Communications Inc. 5.00%-5.25% due 1/4-1/19/99 (2)                                 52,300   52,220        .89
                                                                                              --------- ---------
                                                                                                539,980       9.18
                                                                                              --------- ---------

Federal Agency Short-Term Obligations - 1.28%
Freddie Mac 4.983%-5.08% due 1/25-3/19/99                                               75,600   75,189       1.28
                                                                                              --------- ---------

Total Short-Term Securities                                                                     615,169      10.46
                                                                                              --------- ---------

Total Investment Securities (cost $5,178,488,000)                                             5,898,709     100.29

Excess of payables over cash and receivables                                                     17,312        .29
                                                                                              --------- ---------

Net Assets                                                                                    5,881,397     100.00
                                                                                              ========= =========


(1) Non-income-producing security.
(2) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration.
(3) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made.
 Therefore, the effective maturities are shorter than the stated maturities.
(4) Coupon rates may change periodically.
(5) Step bond; coupon rate will increase at a later date.
(6) Valued under procedures established by the Board of Directors.
(7) Index-linked bond whose principal amount moves with a government retail price index.
See Notes to Financial Statements

ADR = American Depositary Receipts

American Balanced Fund

Equity securities added to the portfolio since June 30, 1998

Allegheny Teledyne
American Stores
Apartment Investment and Management
Central and South West
Corning
Crown Cork & Seal
Deere
First Data
GTE
Household International
IKON Office Solutions
Mallinckrodt
Monsanto
Morton International
NIKE
Nissan Motor
J.C. Penney
Schlumberger
Stanley Works
United Technologies
Valero Energy
Washington Mutual
Witco


Equity securities eliminated from the portfolio since June 30, 1998

Columbia/HCA Healthcare
Fannie Mae
J.P. Morgan
PP & L Resources
Royal Dutch Petroleum
Telefonaktiebolaget LM Ericsson
Texaco
Thorn
Union Pacific
Wal-Mart Stores
Wells Fargo



American Balanced Fund
Financial Statements
-------------------------------------------------------------  ------------
Statement of Assets and Liabilities                             (dollars in
at December 31, 1998                                             thousands)
-------------------------------------------------------------  ------------
Assets:
Investment securities at market
 (cost: $5,178,488)                                              $5,898,709
Cash                                                                    979
Receivables for -
 Sales of investments                                   $ 456
 Sales of fund's shares                                10,869
 Dividends and accrued interest                        32,819        44,144
                                             ----------------  ------------
                                                                  5,943,832
Liabilities:
Payables for -
 Purchases of investments                              30,322
 Repurchases of fund's shares                          29,259
 Management services                                    1,429
 Accrued expenses                                       1,425        62,435
                                             ----------------  ------------
Net Assets at December 31, 1998 -
 Equivalent to $15.76 per share on
 373,247,005 shares of $1 par value
 capital stock outstanding (authorized
 capital stock--500,000,000 shares)                              $5,881,397
                                                               ============

Statement of Operations
for the year ended December 31, 1998                            (dollars in
                                                                 thousands)
-------------------------------------------------------------  ------------
Investment Income:
Income:
 Dividends                                           $ 78,334
 Interest                                             153,400     $ 231,734
                                             ----------------
Expenses:
 Management services fee                               16,104
 Distribution expenses                                 13,816
 Transfer agent fee                                     3,440
 Reports to shareholders                                  156
 Registration statement and prospectus                    408
 Postage, stationery and supplies                         618
 Directors' fees                                           86
 Auditing and legal fees                                   44
 Custodian fee                                            101
 Taxes other than federal
  income tax                                                2
 Other expenses                                            68        34,843
                                             ----------------  ------------
 Net investment income                                              196,891
                                                               ------------
Realized Gain and Unrealized
 Appreciation on Investments:
Net realized gain                                                   455,951
Change in unrealized appreciation on
 investments:
 Beginning of year                                    794,613
 End of year                                          720,225       (74,388)
                                             ----------------  ------------
 Net realized gain and change in unrealized
  appreciation on investments                                       381,563
                                                               ------------
Net Increase in Net Assets Resulting
 from Operations                                                   $578,454
                                                               ============
See Notes to Financial Statements


-------------------------------------------------------------  ------------
Statement of Changes in Net Assets

                                                  (dollars in    thousands)
                                                  December 31
                                                         1998          1997
-------------------------------------------------------------  ------------
Operations:
Net investment income                             $   196,891   $   170,421
Net realized gain on investments                      455,951       371,017
Net change in unrealized appreciation
 on investments                                       (74,388)      315,174
                                             ----------------  ------------
 Net increase in net assets
  resulting from operations                           578,454       856,612
                                             ----------------  ------------

Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income                 (191,659)     (161,568)
Distributions from net realized gain on
 investments                                         (366,100)     (386,924)
                                             ----------------  ------------
 Total dividends and distributions                   (557,759)     (548,492)
                                             ----------------  ------------

Capital Share Transactions:
Proceeds from shares sold: 87,886,110
 and 78,721,605 shares, respectively                1,414,201     1,234,939
Proceeds from shares issued in reinvestment
 of net investment income dividends and
 distributions of net realized gain on
 investments: 34,076,376 and 33,541,362 shares,
 respectively                                         531,997       521,713
Cost of shares repurchased: 69,903,643
 and 61,953,439 shares, respectively               (1,121,345)     (970,176)
                                             ----------------  ------------

 Net increase in net assets resulting from
  capital share transactions                          824,853       786,476
                                             ----------------  ------------

Total Increase in Net Assets                          845,548     1,094,596

Net Assets:
Beginning of year                                   5,035,849     3,941,253
                                             ----------------  ------------
End of year (including undistributed net
 investment income: $30,440 and $25,214,           $5,881,397    $5,035,849
 respectively)                               ================  ============



See Notes to Financial Statements

 AMERICAN BALANCED FUND
 Notes to Financial Statements

1 ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

 ORGANIZATION - American Balanced Fund, Inc.(the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks conservation of capital, current income and long-term growth of both capital and income by investing in stocks and fixed-income securities.

 SIGNIFICANT ACCOUNTING POLICIES - The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

 SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

 NON-U.S. CURRENCY TRANSLATION - Assets or liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities.

 SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the fund purchases securities on a delayed delivery or "when-issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts and premiums on securities purchased are amortized.

 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

2 FEDERAL INCOME TAXATION

 It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

 As of December 31, 1998, net unrealized appreciation on investments for book and federal income tax purposes aggregated $720,221,000, of which $891,992,000 related to appreciated securities and $171,771,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the year ended December 31, 1998. The cost of portfolio securities for book and federal income tax purposes was $5,178,488,000 at December 31, 1998.

3. FEES AND TRANSACTIONS WITH RELATED PARTIES

 INVESTMENT ADVISORY FEE - The fee of $16,104,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company
(CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.42% of the first $500 million of average net assets; 0.324% of such assets in excess of $500 million but not exceeding $1 billion; 0.30% of such assets in excess of $1 billion but not exceeding $1.5 billion; 0.282% of such assets in excess of $1.5 billion but not exceeding $2.5 billion; 0.27% of such assets in excess of $2.5 billion but not exceeding $4 billion; 0.262% of such assets in excess of $4 billion but not exceeding $6.5 billion; 0.255% of such assets in excess of $6.5 billion but not exceeding $10.5 billion; and 0.25% of such assets in excess of $10.5 billion.

 DISTRIBUTION EXPENSES -   Pursuant to a Plan of Distribution, the fund may
expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended December 31, 1998, distribution expenses under the Plan were limited to $13,816,000. Had no limitation been in effect, the fund would have paid $13,926,000 in distribution expenses under the Plan. As of December 31, 1998, accrued and unpaid distribution expenses were $1,075,000.

 American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $3,369,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

 TRANSFER AGENT FEE - American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $3,440,000.

 DEFERRED DIRECTORS' FEES - Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of December 31, 1998, aggregate amounts deferred and earnings thereon were $353,000.

 CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

 The fund made purchases and sales of investment securities, excluding short-term securities, of $3,031,269,000 and $2,543,166,000, respectively, during the year ended December 31, 1998.

 As of December 31, 1998, accumulated undistributed net realized gain on investments was $78,559,000 and additional paid-in capital was $4,678,926,000. The fund reclassified $6,000 and $37,043,000 from undistributed net investment income and undistributed net realized gains, respectively, to additional paid-in capital for the year ended December 31,1998.

 Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $101,000 includes $56,000 that was paid by these credits rather than in cash.

Per-Share Data and Ratios                 Year Ended
                                          December 31
                                                  1998       1997        1996      1995     1994
Net Asset Value, Beginning of Year             $15.68     $14.55      $14.15    $12.00    $12.57
                                          ----------- ----------  ---------- --------- ---------
 Income From Investment Operations:
  Net investment income                          $.56       $.58        $.57      $.57      $.57
  Net gains or losses on securities (both
   realized and unrealized)                     $1.13      $2.41       $1.24     $2.61     ($.53)
                                          ----------- ----------  ---------- --------- ---------
   Total from investment operations              1.69       2.99        1.81      3.18       .04
                                          -----------  --------- ----------- --------- ---------
 Less Distributions:
  Dividends (from net investment income)         (.56)      (.56)       (.56)     (.56)     (.56)
  Distributions (from capital gains)            (1.05)     (1.30)       (.85)     (.47)     (.05)
                                          -----------  --------- ----------- --------- ---------
   Total distributions                          (1.61)     (1.86)      (1.41)    (1.03)     (.61)
                                          -----------  ---------  ---------- --------- ---------
Net Asset Value, End of Year                   $15.76     $15.68      $14.55    $14.15    $12.00
                                           ==========   ========    ========   =======   =======

Total Return (1)                                11.13%     21.04%      13.17%    27.13%      .34%

Ratios/Supplemental Data:
 Net assets, end of year (in millions)         $5,881     $5,036      $3,941    $3,048    $2,082
 Ratio of expenses to average net assets          .63%       .65%        .67%      .67%      .68%
 Ratio of net income to average net asset        3.57%      3.74%       4.01%     4.38%     4.76%
 Portfolio turnover rate                        54.05%     44.01%      43.85%    39.03%    32.05%

(1)  Excludes maximum sales charge of 5.75%.

Independent Auditors' Report
To the Board of Directors and Shareholders of American Balanced Fund, Inc.:

  We have audited the accompanying statement of assets and liabilities of American Balanced Fund, Inc. (the "fund"), including the investment portfolio, as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and per-share data and ratios are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1998, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of American Balanced Fund, Inc. at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Los Angeles, California
January 29, 1999


 AMERICAN BALANCED FUND

Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the fund were earned from the following sources:


                                                  Dividends and Distributions per Share


To Shareholders           Payment Date            From Net           From Net              From Net
of Record                                         Investment         Realized Short-       Realized Long-
                                                  Income             term Gains            term Gains

February 13,1998          February 17, 1998       .14                -                     0.08

May 22, 1998              May 26, 1998            .14                -                     -

August 14, 1998           August 17, 1998         .14                -                     -

December 21, 1998         December 22, 1998       .14                -                     0.97


Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 36% of the dividends paid by the fund from net investment income represent qualifying dividends.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 18% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. Treasury obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

The fund also designates as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.
SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.